EXHIBIT 10.21

SUBSCRIPTION AGREEMENT

Petals Decorative Accents, LLC
Executive Pavilion
90 Grove Street
Ridgefield, Connecticut 06877
Attn: Stephen Hieber, Chief Financial Officer

Re: Purchase of Nonnegotiable Unsecured Promissory Notes

Gentlemen:

1.    (a)    The undersigned hereby subscribes for and offers to purchase from Petals Decorative Accents, LLC, a Delaware limited liability company (the “Company”), a nonnegotiable unsecured promissory note of the Company in the form attached hereto as Exhibit A in the principal amount at maturity of $[1.4 x PURCHASE PRICE] (the “Unsecured Note”) for the purchase price of $_________ (the “Purchase Price”). The Unsecured Note is one of a series of duly authorized and issued notes of the Company designated as its 2006 Nonnegotiable Unsecured Promissory Notes (the “2006 Notes”). The undersigned hereby agrees to pay the Company an amount equal to the Purchase Price of the Unsecured Note subscribed for by the undersigned at the closing of the purchase of the Unsecured Notes (the “Closing”), which Closing will occur only if and when the Company accepts this Subscription Agreement.

(b)    At the Closing, the undersigned will tender payment to the Company, either in the form of a check or via a wire transfer according to the instructions attached hereto as Exhibit B, in an amount equal to the Purchase Price of the Unsecured Note subscribed for by the undersigned. In the event that this subscription is not accepted by the Company or the subscription offering of the 2006 Notes is withdrawn or otherwise does not close, the Company shall cause such payment to be returned to the undersigned, without deduction and without interest. In the event the Company accepts this subscription only in part, the Company shall cause to be returned to the undersigned the portion of the payment tendered herewith by the undersigned but not accepted on behalf of the Company, without deduction and without interest.

2.    To induce the Company to accept this subscription, the undersigned hereby agrees and covenants that:

(a)    Within five (5) days after receipt of a written request from the Company, the undersigned will provide such information and execute and deliver such documents as the Company may reasonably request to comply with all laws and ordinances to which the Company may be subject, including, without limitation, the securities laws of the United States of America or any other jurisdiction.

(b)    The Unsecured Note is one of a series of promissory notes of like tenor and the Company has entered into, and from time to time may enter into, separate subscription agreements (the “Other Subscription Agreements”) with other investors for the sale of 2006 Notes. The sale of such other notes to such other investors and the sale of the Unsecured Note shall be separate sales, and this Subscription Agreement and the Other Subscription Agreements shall be separate agreements.

3.    To induce the Company to accept this subscription, the undersigned hereby represents, warrants and agrees that:

(a)    The undersigned, if an individual, is over 21 years of age, the address set forth on the signature page hereto is the true jurisdiction of citizenship, residence and domicile of the undersigned, and the undersigned has no present intention of becoming a citizen, resident or domiciliary of any other state or jurisdiction. If a corporation, trust, partnership or other entity, the undersigned was organized or incorporated under the laws of the jurisdiction of its principal place of business (unless otherwise noted below) and has its principal place of business at the address set forth below.

(b)    The undersigned has had an opportunity to ask questions of and receive answers from the Company concerning the Company and all other matters pertinent to an investment in the Company and the purchase of the Unsecured Note, and all such questions have been answered to the full satisfaction of the undersigned.

(c)    The undersigned understands that the Unsecured Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any state blue sky or securities laws and that the Unsecured Notes have not been approved or disapproved by the Securities and Exchange Commission or by any other federal or state authority or agency, and that no such authority or agency has passed on the accuracy or adequacy of any document delivered to the undersigned.

(d)    The undersigned is acquiring the Unsecured Notes for the undersigned’s own account, for investment purposes only, and not for, with a view to or in connection with any resale or other distribution thereof, in whole or in part.

(e)    The undersigned has carefully considered and, to the extent the undersigned believes appropriate, has discussed with the undersigned’s professional legal, tax and financial advisors the suitability of an investment in the Company for the undersigned’s particular tax and financial situation and has determined that the Unsecured Note is a suitable investment for the undersigned.

(f)    The undersigned is an “accredited investor,” as such term is defined in Rule 501 promulgated under the Securities Act.

(g)    The undersigned acknowledges Unsecured Note constitutes a “restricted security” within the meaning of Rule 144 promulgated under the Securities Act. There are and will be substantial restrictions on the transferability of the Unsecured Note, there will be no public market for the Unsecured Note; Rule 144 is not now available to provide an exemption for resale of the Unsecured Note because the Company is not required to file, and does not file, reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company may become a reporting entity at some future date, but no assurance can be given that the Company will do so; and, accordingly, it may not be possible for the undersigned to liquidate the undersigned’s investment in the Unsecured Note when the undersigned wants to do so.

(h)    The undersigned has reviewed and carefully considered the potential risks relating to the Company and a purchase of the Note, including, without limitation, all of the risks set forth in the “Confidential Private Placement Memorandum” of the Company dated April __, 2006, and all updates thereto (the “PPM”). The undersigned is familiar with the general risks of investment in companies with financial results such as those of the Company. No representations or warranties of any kind have been made to the undersigned by the Company or any director, officer, agent, employee or affiliate thereof in connection with this Subscription Agreement and the undersigned’s purchase of the Unsecured Note.

(i)    The undersigned acknowledges that the Unsecured Note is a speculative investment and involves substantial risks. The undersigned is able to bear the full economic risk of an investment in the Unsecured Note; to hold the Unsecured Note indefinitely; and to afford a complete loss of the undersigned’s entire investment in the Unsecured Note.

(j)    The execution and delivery of this Subscription Agreement and any other instruments executed and delivered on behalf of the undersigned have been duly authorized and are binding agreements as to the undersigned.

4.    The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties contained in paragraph 0 hereof, and that the Company intends to rely upon them. The undersigned hereby agrees to indemnify and hold harmless the Company and each director, officer or agent thereof from and against any and all losses, damages, liabilities and expenses arising out of or in connection with any breach of, or inaccuracy in, any representation or warranty of the undersigned, whether contained in this Subscription Agreement or otherwise.

5.    It is understood that the Company will have the right to terminate or withdraw this Subscription Offering at any time. The undersigned also understands that there is no aggregate minimum dollar level of accepted subscriptions required as a condition to the Closing. It is understood that this Subscription Agreement is not binding on the Company until the Company accepts it, which acceptance is at the sole discretion of the Company, by executing this Subscription Agreement where indicated. The Company will have the right to reject this Subscription Agreement, in whole or in part, and will not be obligated to allocate the notes being sold among subscribers pro rata in the event of an over-subscription. This Subscription Agreement will be null and void if the Company does not accept it. If the Company does not accept this Subscription Agreement, any payment tendered by the undersigned herewith will be returned to the undersigned, without deduction and without interest, and the Company and the undersigned will have no further obligation to each other hereunder. If the Company accepts this subscription only in part, the Company shall cause to be returned to the undersigned the portion of the payment tendered by the undersigned herewith but not accepted on behalf of the Company, without deduction and without interest.

6.    (a)    This Subscription Agreement is not transferable or assignable by the undersigned. Except as otherwise provided by applicable law, this Subscription Agreement may not be revoked or canceled by the undersigned, unless the Company in its sole discretion consents to such revocation or cancellation, rejects the subscription or withdraws the Subscription Offering.

(b)    The representations, warranties, understandings and acknowledgments in this Subscription Agreement are true and accurate as of the date hereof, shall be true and accurate on the date of the acceptance hereof by the Company and shall survive thereafter.

(c)    All notices or other communications to be given or made hereunder shall be in writing and shall be delivered personally or mailed, by registered or certified mail, return receipt requested, postage prepaid, to the undersigned or to the Company, as the case may be, at their respective addresses set forth herein.

(d)    This Subscription Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Connecticut without regard to its principles of conflicts of laws. Any dispute arising out of or relating to this Subscription Agreement or the undersigned purchase of the Unsecured Note shall be filed and prosecuted in any court of competent subject matter jurisdiction located in Connecticut. The undersigned hereby consents to the personal jurisdiction of such courts over the undersigned, stipulates to the convenience, fairness and efficiency of proceeding in such courts, and covenants not to assert any objection to proceeding in such courts based on any alleged inconvenience, unfairness of inefficiency of such courts.

(e)    This Subscription Agreement, together with the attached Exhibits, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements, representations, warranties and understandings between them with respect to such subject matter. This Subscription Agreement may be amended only by a writing executed by the parties hereto.

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IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as an instrument under seal on the date set forth below.

__________________________________________
Name of Subscriber
___________________
Date
__________________________________________
Signature

__________________________________________
Title (if the subscriber is not a natural person)

Principal Amount of Note at Maturity:
$[1.4 x PURCHASE PRICE]

Purchase Price:   :                $___________________

Please print information below exactly as you wish it to appear in the records of the Company.

__________________________________________
Name and capacity in which subscription is made -- see next page for particular requirements.

ADDRESS:

__________________________________________
Number and Street

__________________________________________
City   State  Zip Code

__________________________________________
Social Security Number or other Taxpayer Identification Number

Address for notices if different from above:

__________________________________________
Number and Street

__________________________________________
City   State  Zip Code

Additional Execution Page -- To be completed
in all cases except where subscriber is
an individual acting as such solely
for his or her own account.

Please check to indicate form of ownership of, or organization of entity acquiring, the Note.

_____ TENANTS-IN-COMMON (Both parties must sign on preceding page.)

_____ JOINT TENANTS WITH RIGHT OF SURVIVORSHIP
(Both parties must sign.)

_____ COMMUNITY PROPERTY
(One signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names.)

_____ TRUST
The name of trust, name of trustee and date trust was formed:

______________________________
Name of Trust

______________________________
Name of Trustee

______________________________
Date Trust was Formed

(A copy of the Trust Agreement
or other authorization must be
attached or forwarded under
separate cover.)

______ CORPORATION
(A certificate of corporate resolution authorizing signature and purchase must be attached or sent under separate cover.)

______PARTNERSHIP
(A copy of Certificate of Partnership or Partnership Agreement or other evidence of authority to execute this Subscription Agreement must be attached or sent under separate cover.)

On this ____ day of May, 2006, the Company hereby accepts the foregoing Subscription Agreement and the subscription described therein in the principal amount at maturity of $[1.4 x PURCHASE PRICE] for the Unsecured Note, for a purchase price of $__________.

PETALS DECORATIVE ACCENTS, LLC

/s/ Stephen Hieber

Stephen Hieber
Chief Financial Officer

EXHIBIT A

[See attached sheets.]

EXHIBIT B

INSTRUCTIONS FOR COMPLETING
SUBSCRIPTION AGREEMENT

These instructions are designed to provide assistance with respect to the completion of the Subscription Agreement for the purchase of Nonnegotiable Unsecured Promissory Notes of Petals Decorative Accents, LLC.

You should read the Subscription Agreement and the accompanying confidential private placement memorandum carefully.

To subscribe, sign and date the signature page to the Subscription Agreement and complete all information called for. Please note that any changes or crossed-out words or numbers must be initialed.

Completed subscription agreements should be returned to Stephen Hieber, Chief Financial Officer, Petals Decorative Accents, LLC, Executive Pavilion, 90 Grove Street, Ridgefield, Connecticut 06877, prior to April __, 2006.

If you have any questions, please call (203)431-3300 and ask for Stephen Hieber.